SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2003

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                  000-31635             95-4333817
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)

                               990 Almanor Avenue
                               Sunnyvale, CA 94085
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (408) 522-3100

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press Release, dated July 29, 2003.

Item 12. Results of Operations and Financial Condition.

      On July 29, 2003, Endwave Corporation (the "Company") announced via press release the Company's results for its second quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on From 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ENDWAVE CORPORATION

Dated: July 29, 2003                            By:    /s/ JULIANNE M. BIAGINI
                                                       -------------------------
                                                       Julianne M. Biagini
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number     Description
------     -----------
99.1       Press Release, dated July 29, 2003